UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          -----------------------------

       Date of Report (Date of earliest event reported): February 16, 2006

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

       Netherlands Antilles                   0-19961                           N/A
   (State or other jurisdiction       Commission File Number         (I.R.S. Employer Identification
        of incorporation)                                                       Number)
                                   -----------------------------


                                  7 Abraham de Veerstraat
                                          Curacao
                                  Netherlands Antilles                  N/A
                            Address of principal executive offices)    Zip Code)

         Registrant's telephone number, including area code:  011-59-99-465-8525
                          -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.        Registrant's Business and Operations.
                  ------------------------------------

Item 1.01.        Entry into a Material Definitive Agreement
                  ------------------------------------------

        On February 16, 2006, Orthofix International N.V. (the "Company") announced that Alan W. Milinazzo, 46, currently the Company's Chief Operating Officer, has been promoted to Group President and Chief Executive Officer, effective April 1, 2006. He will succeed Charles W. Federico, who will remain a Director of the Company.

        In connection with the announcement by the Company of the promotion of Mr. Milinazzo, the Company agreed to provide him with an increased annual base salary of $430,000 per year to be paid pursuant to the Company's customary payroll practices, which salary is subject to modification from time to time.


Section 5.        Corporate Governance and Management.
                  -----------------------------------

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
                  -------------------------------------------

         As described above, on February 16, 2006, the Company announced that Alan W. Milinazzo, 46, currently the Company's Chief Operating Officer, has been promoted to Group President and Chief Executive Officer, effective April 1, 2006. He will succeed Charles W. Federico, who will remain a Director of the Company.

         Mr. Milinazzo joined the Company in September 2005 from Medtronic Inc., where he was Vice President of Medtronic's Vascular business as well as Vice President and General Manager of Medtronic's Coronary and Peripheral businesses. Prior to that he was Vice President of North American Field Operations from May 2001 to September 2002 at Aspect Medical Systems, and President at North Point Domain from August 2000 to February 2001. Mr. Milinazzo also spent 12 years as an executive with Boston Scientific Corporation in numerous roles, including Vice President of Marketing for SCIMED Europe, managing a $210 million interventional cardiology business.

         Mr. Milinazzo's promotion to the position of Chief Executive Officer is not subject to the terms of an employment agreement. He is subject to the terms of a change of control agreement as described in a Current Report on Form 8-K filed on September 8, 2005.

Section 7.        Regulation FD.
                  -------------

Item 7.01         Regulation FD Disclosure
                  ------------------------

         A copy of the press release announcing Mr. Milinazzo's promotion is attached to this report as Exhibit 99.1 and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.



(d) Exhibits:

Exhibit No.            Description of Document
-----------            -----------------------

99.1                   Press release of Orthofix International N.V. dated
                       February 16, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORTHOFIX INTERNATIONAL N.V.

                                            By:  /s/ Thomas Hein
                                            ------------------------------------
                                            Name:  Thomas Hein
                                            Title: Chief Financial Officer



Date:    February 21, 2006